Exhibit 99.2

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

Introduction

On October 31, 2019, NGL Energy Partners LP (“we,” “us,” “our” or “the Partnership”) closed its transaction to acquire all of the equity interests of Hillstone Environmental Partners, LLC (“Hillstone”) for approximately $624.4 million, subject to certain adjustments. To fund a portion of this acquisition, the Partnership issued 200,000 Class D Preferred Units and 8.5 million warrants to purchase common units for estimated net proceeds of $194.6 million. The remaining amount of the purchase price was paid using funds available under our revolving credit facility.

On September 30, 2019, the Partnership sold TransMontaigne Product Services, LLC (“TPSL”) and associated assets to Trajectory Acquisition Company LLC (“Trajectory”) for total consideration of $275.5 million less estimated expenses of approximately $5.0 million. TPSL comprised a portion of the Partnership’s Refined Products and Renewables segment.

The unaudited pro forma condensed combined financial statements are presented for the Partnership and give effect to the sale of TPSL and the acquisition of Hillstone (as described above) and are based on the audited and unaudited financial statements of the Partnership and the audited and unaudited financial statements of Hillstone. These unaudited pro forma financial statements include all adjustments necessary to fairly present results for the periods and as of the dates presented. The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2019 and the unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2019 and the years ended March 31, 2019, 2018 and 2017 should be read in conjunction with the Partnership’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 4, 2019 and November 1, 2019, the Partnership’s quarterly report on Form 10-Q for the three months ended June 30, 2019, filed with the SEC on August 9, 2019, the Partnership’s Annual Report on Form 10-K for the year ended March 31, 2019, filed with the SEC on May 30, 2019, and with Hillstone’s audited consolidated financial statements for the year ended June 30, 2019, including the related notes, included within Exhibit 99.1 of this Current Report on Form 8-K.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2019 is presented to illustrate the estimated effects of the sale of TPSL on September 30, 2019 and the acquisition of Hillstone, as if these transactions had occurred on June 30, 2019. The unaudited pro forma condensed combined balance sheet combines the Partnership’s unaudited consolidated balance sheet as of June 30, 2019 and Hillstone’s audited consolidated balance sheet as of June 30, 2019.

The following unaudited pro forma condensed combined statements of operations for the three months ended June 30, 2019 and for the years ended March 31, 2019, 2018 and 2017 are presented to illustrate the estimated effects of the sale of TPSL as if it had occurred on April 1, 2016 and the acquisition of Hillstone as if this transaction had occurred on April 1, 2018. The unaudited pro forma condensed combined statements of operations for the three months ended June 30, 2019 combined the Partnership’s unaudited consolidated statement of operations for the three months ended June 30, 2019 and Hillstone’s unaudited consolidated statement of operations for the three months ended June 30, 2019. The unaudited pro forma condensed combined statements of operations for the year ended March 31, 2019 combined the Partnership’s audited consolidated statement of operations for the year ended March 31, 2019 and Hillstone’s audited consolidated statement of operations for the year ended June 30, 2019. The unaudited pro forma condensed combined statements of operations for the three months ended June 30, 2019 and for the year ended March 31, 2019 both contain the results recorded within Hillstone’s unaudited statement of operations for the three months ended June 30, 2019.

The following unaudited pro forma condensed consolidated financial statements are based on certain assumptions and do not purport to be indicative of the results that actually would have been achieved if the transaction described above had occurred on the dates indicated. Moreover, the accompanying unaudited pro forma condensed consolidated financial statements do not project the Partnership’s results of operations for any future date or period.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2019
(U.S. Dollars in Thousands)

	Historical NGL Energy Partners LP (As Reported)	Sale of TPSL		Pro Forma As Adjusted	Hillstone Environmental Partners, LLC	Pro Forma Adjustments		Pro Forma As Further Adjusted
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$27,501	$275,470	(A)	$27,501	$21,535	$429,800	(E)	$49,036
		(5,000)	(A)			194,600	(F)
		(270,470)	(B)			(624,400)	(G)
Accounts receivable-trade, net	911,982	(121,543)	(C)	790,439	14,697	—		805,136
Accounts receivable-affiliates	11,507	—		11,507	205	(205)	(H)	11,507
Inventories	519,603	(212,111)	(C)	307,492	349	(349)	(H)	307,492
Prepaid expenses and other current assets	178,695	(15,704)	(C)	162,991	1,243	(1,050)	(H)	163,184
Total current assets	1,649,288	(349,358)		1,299,930	38,029	(1,604)		1,336,355
PROPERTY, PLANT AND EQUIPMENT, net	2,015,518	(15,185)	(C)	2,000,333	151,460	(2,061)	(I)	2,149,732
GOODWILL	1,153,029	(32,712)	(C)	1,120,317	—	62,530	(H)	1,182,847
INTANGIBLE ASSETS, net	931,709	(136,074)	(C)	795,635	946	401,231	(H)	1,197,812
INVESTMENTS IN UNCONSOLIDATED ENTITIES	1,585	—		1,585	808	—		2,393
OPERATING LEASE RIGHT-OF-USE ASSETS	518,035	(308,117)	(C)	209,918	—	3,124	(H)	213,042
OTHER NONCURRENT ASSETS	125,741	(46,871)	(C)	78,870	795	—		79,665
Total assets	$6,394,905	$(888,317)		$5,506,588	$192,038	$463,220		$6,161,846
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable-trade	$814,141	$(77,352)	(C)	$736,789	$14,066	$—		$750,855
Accounts payable-affiliates	23,071	—		23,071	—	—		23,071
Accrued expenses and other payables	214,243	(51,041)	(C)	163,202	13,634	(3,144)	(H)	173,692
Advance payments received from customers	28,313	(460)	(C)	27,853	—	—		27,853
Current maturities of long-term debt	649	—		649	—	—		649
Operating lease obligations	77,021	(7,526)	(C)	69,495	—	573	(H)	70,068
Total current liabilities	1,157,438	(136,379)		1,021,059	27,700	(2,571)		1,046,188
LONG-TERM DEBT, net of debt issuance costs and current maturities	2,586,954	(270,470)	(B)	2,316,484	118,470	(118,470)	(J)	2,746,284
						429,800	(E)
OPERATING LEASE OBLIGATIONS	439,083	(300,591)	(C)	138,492	—	2,551	(H)	141,043
OTHER NONCURRENT LIABILITIES	61,165	—		61,165	739	446	(H)	62,350
COMMITMENTS AND CONTINGENCIES								.

CLASS D PREFERRED UNITS	—	—		—		175,881	(F)	175,881

EQUITY:
General partner, representing a 0.1% interest	(50,773)	(181)	(D)	(50,954)		—		(50,954)
Limited partners, representing a 99.9% interest	1,897,407	(180,696)	(D)	1,716,711	—	18,719	(F)	1,735,430
Members’ Equity - Hillstone Environmental Partners, LLC					43,136	(43,136)	(K)	—
Class B preferred limited partners	202,731			202,731		—		202,731
Class C preferred limited partners	42,638			42,638				42,638
Accumulated other comprehensive loss	(218)			(218)		—		(218)
Noncontrolling interests	58,480			58,480	1,993	—		60,473
Total equity	2,150,265	(180,877)		1,969,388	45,129	(24,417)		1,990,100
Total liabilities and equity	$6,394,905	$(888,317)		$5,506,588	$192,038	$463,220		$6,161,846
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the three months ended June 30, 2019
(U.S. dollars in thousands, except unit and per unit amounts)

	Historical NGL Energy Partners LP (As Reported)	Sale of TPSL		Pro Forma As Adjusted	Hillstone Environmental Partners, LLC (L)	Pro Forma Adjustments		Pro Forma As Adjusted

REVENUES	$6,637,891	$(1,471,466)	(N)	$5,166,425	$19,345	$—		$5,185,770

COST OF SALES	6,453,467	(1,458,501)	(N)	4,994,966	—	—		4,994,966

OPERATING COSTS AND EXPENSES:
Operating	64,267	(2,171)	(N)	62,096	8,807	—		70,903
General and administrative	20,363	(21)	(N)	20,342	6,421	(2,912)	(Q)	23,851
Depreciation and amortization	54,208	(454)	(N)	53,754	2,724	4,923	(R)	61,401
Gain on disposal or impairment of assets, net	(967)			(967)	(85)	—		(1,052)
Revaluation of liabilities	—	—		—	65	—		65
Operating Income	46,553	(10,319)		36,234	1,413	(2,011)		35,636

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated entities	8	—		8	(65)	—		(57)
Interest expense	(39,908)	14	(N)	(37,007)	(2,756)	2,756	(S)	(41,595)
		2,887	(O)			(4,588)	(S)
Other income, net	1,075	(66)	(N)	1,009	—	—		1,009
Income From Continuing Operations Before Income Taxes	7,728	(7,484)		244	(1,408)	(3,843)		(5,007)

INCOME TAX BENEFIT	311	10	(N)	321	—	—		321
Income From Continuing Operations	8,039	(7,474)		565	(1,408)	(3,843)		(4,686)
LESS: NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	268	—		268	11	—		279
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NGL ENERGY PARTNERS LP	8,307	(7,474)		833	(1,397)	(3,843)		(4,407)
LESS: DISTRIBUTIONS TO PREFERRED UNITHOLDERS	(129,460)	—		(129,460)	—	(4,500)	(T)	(133,960)
LESS: CONTINUING OPERATIONS NET LOSS ALLOCATED TO GENERAL PARTNER	85	8	(P)	93	—	10	(U)	103
NET LOSS FROM CONTINUING OPERATIONS ALLOCATED TO COMMON UNITHOLDERS	$(121,068)	$(7,466)		$(128,534)	$(1,397)	$(8,333)		$(138,264)
BASIC AND DILUTED LOSS PER COMMON UNIT	$(0.96)			$(1.02)				$(1.10)
BASIC AND DILUTED WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	125,886,738			125,886,738				125,886,738

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended March 31, 2019
(U.S. dollars in thousands, except unit and per unit amounts)

	Historical NGL Energy Partners LP (As Reported)	Sale of TPSL		Pro Forma As Adjusted	Hillstone Environmental Partners, LLC (M)	Pro Forma Adjustments		Pro Forma As Adjusted

REVENUES	$24,016,907	$(6,196,287)	(N)	$17,820,620	$74,437	$—		$17,895,057

COST OF SALES	23,284,917	(6,122,642)	(N)	17,162,275	—	—		17,162,275

OPERATING COSTS AND EXPENSES:
Operating	240,684	(7,371)	(N)	233,313	42,357	—		275,670
General and administrative	107,534	(127)	(N)	107,407	18,537	(2,912)	(Q)	123,032
Depreciation and amortization	212,860	(887)	(N)	211,973	7,590	22,998	(R)	242,561
Loss on disposal or impairment of assets, net	34,296	—		34,296	11,137	—		45,433
Revaluation of liabilities	(5,373)	—		(5,373)	—	—		(5,373)
Operating Income	141,989	(65,260)		76,729	(5,184)	(20,086)		51,459

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated entities	2,533	—		2,533	37	—		2,570
Interest expense	(164,726)	1	(N)	(153,176)	(9,741)	9,741	(S)	(171,528)
		11,549	(O)			(18,352)	(S)
Loss on early extinguishment of liabilities, net	(12,340)	—		(12,340)	—	—		(12,340)
Other expense, net	(29,946)	(468)	(N)	(30,414)	—	—		(30,414)
Loss From Continuing Operations Before Income Taxes	(62,490)	(54,178)		(116,668)	(14,888)	(28,697)		(160,253)

INCOME TAX EXPENSE	(1,234)	1	(N)	(1,233)	—	—		(1,233)
Net Loss From Continuing Operations	(63,724)	(54,177)		(117,901)	(14,888)	(28,697)		(161,486)
LESS: CONTINUING OPERATIONS NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	20,206	—		20,206	32	—		20,238
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NGL ENERGY PARTNERS LP	(43,518)	(54,177)		(97,695)	(14,856)	(28,697)		(141,248)
LESS: DISTRIBUTIONS TO PREFERRED UNITHOLDERS	(111,936)	—		(111,936)	—	(18,000)	(T)	(129,936)
LESS: CONTINUING OPERATIONS NET LOSS ALLOCATED TO GENERAL PARTNER	17	54	(P)	71	—	61	(U)	132
NET LOSS FROM CONTINUING OPERATIONS ALLOCATED TO COMMON UNITHOLDERS	$(155,437)	$(54,123)		$(209,560)	$(14,856)	$(46,636)		$(271,052)
BASIC AND DILUTED LOSS FROM CONTINUING OPERATIONS PER COMMON UNIT	$(1.26)			$(1.70)				$(2.20)
BASIC AND DILUTED WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	123,017,064			123,017,064				123,017,064

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended March 31, 2018
(U.S. dollars in thousands, except unit and per unit amounts)

	Historical NGL Energy Partners LP (As Reported)	Sale of TPSL		Pro Forma As Adjusted

REVENUES	$16,907,296	$(6,536,524)	(N)	$10,370,772

COST OF SALES	16,412,641	(6,709,772)	(N)	9,702,869

OPERATING COSTS AND EXPENSES:
Operating	201,068	(6,972)	(N)	194,096
General and administrative	98,129	(150)	(N)	97,979
Depreciation and amortization	209,020	(622)	(N)	208,398
(Gain) loss on disposal or impairment of assets, net	(17,104)	(14)	(N)	(17,118)
Revaluation of liabilities	20,716	—		20,716
Operating (Loss) Income	(17,174)	181,006		163,832

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated entities	7,539	—		7,539
Interest expense	(199,148)	(2)	(N)	(199,150)
Loss on early extinguishment of liabilities, net	(23,201)	—		(23,201)
Other income, net	6,953	(601)	(N)	6,352
Loss From Continuing Operations Before Income Taxes	(225,031)	180,403		(44,628)

INCOME TAX EXPENSE	(1,354)	1	(N)	(1,353)
Net Loss From Continuing Operations	(226,385)	180,404		(45,981)
LESS: CONTINUING OPERATIONS NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(240)	—		(240)
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NGL ENERGY PARTNERS LP	(226,625)	180,404		(46,221)
LESS: DISTRIBUTIONS TO PREFERRED UNITHOLDERS	(59,697)	—		(59,697)
LESS: CONTINUING OPERATIONS NET LOSS (INCOME) ALLOCATED TO GENERAL PARTNER	150	(180)	(P)	(30)
LESS: REPURCHASE OF WARRANTS	(349)	—		(349)
NET LOSS FROM CONTINUING OPERATIONS ALLOCATED TO COMMON UNITHOLDERS	$(286,521)	$180,224		$(106,297)
BASIC AND DILUTED LOSS FROM CONTINUING OPERATIONS PER COMMON UNIT	$(2.37)			$(0.88)
BASIC AND DILUTED WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	120,991,340			120,991,340

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended March 31, 2017
(U.S. dollars in thousands, except unit and per unit amounts)

	Historical NGL Energy Partners LP (As Reported)	Sale of TPSL		Pro Forma As Adjusted

REVENUES	$12,707,203	$(5,229,681)	(N)	$7,477,522

COST OF SALES	12,228,404	(5,231,227)	(N)	6,997,177

OPERATING COSTS AND EXPENSES:
Operating	189,003	(15,380)	(N)	173,623
General and administrative	105,805	(4,966)	(N)	100,839
Depreciation and amortization	180,239	(626)	(N)	179,613
(Gain) loss on disposal or impairment of assets, net	(208,890)	(92)	(N)	(208,982)
Revaluation of liabilities	6,717	—		6,717
Operating Income	205,925	22,610		228,535

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated entities	3,830	—		3,830
Revaluation of investments	(14,365)	—		(14,365)
Interest expense	(149,994)	393	(N)	(149,601)
Gain on early extinguishment of liabilities, net	24,727	—		24,727
Other income, net	26,612	(192)	(N)	26,420
Income From Continuing Operations Before Income Taxes	96,735	22,811		119,546

INCOME TAX EXPENSE	(1,933)	—		(1,933)
Net Income From Continuing Operations	94,802	22,811		117,613
LESS: CONTINUING OPERATIONS NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(6,832)	—		(6,832)
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NGL ENERGY PARTNERS LP	87,970	22,811		110,781
LESS: DISTRIBUTIONS TO PREFERRED UNITHOLDERS	(30,142)	—		(30,142)
LESS: CONTINUING OPERATIONS NET INCOME ALLOCATED TO GENERAL PARTNER	(183)	(22)	(P)	(205)
NET INCOME FROM CONTINUING OPERATIONS ALLOCATED TO COMMON UNITHOLDERS	$57,645	$22,789		$80,434
BASIC INCOME FROM CONTINUING OPERATIONS PER COMMON UNIT	$0.53			$0.74
DILUTED INCOME FROM CONTINUING OPERATIONS PER COMMON UNIT	$0.52			$0.72
BASIC WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	108,091,486			108,091,486
DILUTED WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	111,850,621			111,850,621

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements

Note 1 - Basis of Presentation

See “Introduction” for more information regarding the basis of presentation for these unaudited pro forma condensed consolidated financial statements.

Note 2 - Preliminary Purchase Price Allocation

The following presents the preliminary purchase price allocation for Hillstone based on a preliminary purchase price of $624.4 million in cash and preliminary estimates of fair value (in thousands):

Current assets	$36,425
Property, plant and equipment	149,399
Intangible assets	402,177
Investments in unconsolidated entities	808
Operating lease right-of-use assets	3,124
Other noncurrent assets	795
Goodwill	62,530
Current liabilities	(24,556)
Operating lease obligations	(3,124)
Asset retirement obligations	(446)
Other long-term liabilities	(739)
Noncontrolling interests	(1,993)
$624,400

The purchase price and the allocation of the purchase price are preliminary. Items pending completion include the determination of the final purchase price, including any final closing adjustments and completion of independent appraisals of property, plant and equipment, intangible assets, investments in unconsolidated entities and noncontrolling interests and the valuations of the operating lease liabilities and right-of-use assets and the asset retirement obligations.

Note 3 - Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements reflect the impact of the following pro forma adjustments:

A.	Represents the net cash proceeds received from Trajectory at closing from the sale of TPSL for total consideration of $275.5 million, less estimated expenses of approximately $5 million.

B.
The Partnership’s use of net proceeds from the consideration received from Trajectory to repay a portion of the outstanding debt under the revolving credit facility as of June 30, 2019, which bears interest primarily based on a LIBOR rate plus the applicable margin.

C.	Represents the removal of assets and liabilities of the discontinued operations from the balance sheet.

D.	Represents the non-recurring pro forma loss on sale that would have been recorded if the Partnership had completed the sale of TPSL on June 30, 2019.

E.	Represents the amount borrowed under our revolving credit facility and used to pay a portion of the consideration for the acquisition of Hillstone.

F.
Represents the net cash proceeds from the issuance of $194.6 million Class D Preferred Units and warrants to purchase common units. The net proceeds were allocated between Class D Preferred Units and the warrants based on the preliminary fair value of the instruments.

G.	Represents the payment of the preliminary purchase price for the purchase of Hillstone.

H.
Represents the step up in basis for the assets acquired and liabilities assumed as a result of the difference in valuation between the purchase price allocated to the assets and liabilities and their book value on June 30, 2019 in accordance with the acquisition method of accounting.

I.	Reflects the reclassification from property, plant and equipment to intangible assets the rights-of-way to conform to the Partnership’s presentation of these amounts.

J.	Represents the repayment of Hillstone’s outstanding debt as of June 30, 2019.

K.	Represents the reversal of Hillstone’s equity book value.

L.	Amounts in this column represent Hillstone’s unaudited consolidated statement of operations for the three months ended June 30, 2019.

M.	Amounts in this column represent Hillstone’s audited consolidated statement of operations for the year ended June 30, 2019.

N.
Amounts reflect the pro forma effect of eliminating the results of operations of TPSL for the three months ended June 30, 2019 and the years ended March 31, 2019, 2018 and 2017 from the presentation of continuing operations in the unaudited pro forma condensed consolidated statements of operations.

O.
The reduction of interest expense from the net repayment of outstanding borrowings under the revolving credit facility as a result of the sale of TPSL. As the pro forma statements of operations assume that the transaction closed on April 1, 2016, the Partnership calculated the reduction by using $270.5 million and an assumed interest rate of 4.27%, the interest rate on the Partnership's revolving credit facility as of June 30, 2019. A change of 0.125% in the assumed interest rate would result in an adjustment of interest expense, on an annual basis, of approximately $0.3 million.

P.	Represents our general partner’s interest in the pro forma adjustments related to the sale of TPSL for the respective periods.

Q.	Represents the reversal of transaction expenses incurred by Hillstone related to this transaction for the respective periods.

R.	Represents the incremental increase in depreciation and amortization expense for the respective periods.

S.
Represents the incremental increase in interest expense due to the repayment of Hillstone’s outstanding debt and the elimination of the amortization of the related debt issuance costs and the interest expense incurred related to the borrowings under the Partnership’s revolving credit facility. The additional interest expense was calculation by using $429.8 million and an assumed rate of 4.27%, the interest rate on the Partnership's revolving credit facility as of June 30, 2019. A change of 0.125% in the assumed interest rate would result in an adjustment of interest expense, on an annual basis, of approximately $0.5 million.

T.	Represents the distributions paid on the Class D preferred units for the respective periods.

U.	Represents our general partner’s interest in Hillstone’s operations and the pro forma adjustments for the respective periods.
Note 4 - Earnings per Unit

Basic earnings per unit is computed by dividing the net income (loss) by the weighted average number of units outstanding during a period. To determine net income (loss) allocated to each class of ownership, the Partnership first allocates net income (loss) in accordance with the amount of distributions made for the quarter by each class of units, if any. The remaining net income is allocated to each class of units in proportion to the weighted average number of units of such class outstanding for a period, as compared to the weighted average number of units outstanding for all classes for the period, with the exception of net losses. Net losses are allocated only to the common units.

Note 5 - Intercompany Transactions

Intercompany transactions have been eliminated within the consolidation in accordance with generally accepted accounting principles. The following are the intercompany transactions that were eliminated from TPSL for the periods presented:

	Three Months Ended June 30,	Years Ended March 31,
	2019	2019	2018	2017
	(in thousands)

Intercompany Revenue	$62,419	$277,356	$243,796	$146,143

Intercompany Cost of Sales	$72,663	$318,549	$32,336	$38,838